UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2020

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SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

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Arkansas	000-06253	71-0407808
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street

Pine Bluff, Arkansas 71601

(Address of Principal Executive Offices) (Zip Code)

(870) 541-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SFNC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On or about March 17, 2020, Simmons First National Corporation (the “Company”) furnished a proxy statement (the “Proxy Statement”) to its shareholders for the Company’s Annual Meeting of Shareholders to be held on April 23, 2020 (the “Annual Meeting”), including a proposal to amend the First Amended and Restated Simmons First National Corporation 2015 Incentive Plan (the “2015 Plan”) to increase the number of shares reserved for issuance from 4,000,000 to 7,600,000 and extend the term thereof from June 30, 2025 to June 30, 2030 (“Proposal 5”). The Company included as Appendix A to the Proxy Statement a copy of the 2015 Plan, as proposed to be amended. On April 2, 2020, the Company filed a Proxy Supplement as additional proxy material and a Current Report on Form 8-K (the “Original 8-K”) reporting that the Company’s Board of Directors had approved a further amendment, subject to shareholder approval, to the 2015 Plan to increase the number of shares reserved for issuance from 4,000,000 to 6,800,000 instead of 7,600,000. The Company attached as Exhibit 10.1 to the Original 8-K a copy of the 2015 Plan, as proposed to be amended.  Appendix A included with the Proxy Statement and Exhibit 10.1 as filed with the Original 8-K inadvertently omitted Section 5.2 and a sentence in Section 6.8(b) of the 2015 Plan. The Company has attached as Exhibit 10.1 hereto a correct copy of the 2015 Plan, as proposed to be amended, containing the inadvertently omitted Section 5.2 and the complete Section 6.8(b).  The disclosure set forth in Proposal 5 of the Proxy Statement, as supplemented by the Proxy Supplement, is not modified hereby.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Second Amended and Restated Simmons First National Corporation 2015 Incentive Plan, to be effective as of July 1, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

Date: April 7, 2020	By:	/s/ Robert A. Fehlman
Robert A. Fehlman
Senior Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer